PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY

(For Annuities purchased prior to February 25, 2013)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated September 13, 2016
to Prospectuses dated April 29, 2016

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference.  This Supplement is intended to revise certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own.  Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.

If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to replace the “Expense Examples” section in your Prospectus dated April 29, 2016 with the “Expense Examples” section below:

EXPENSE EXAMPLES

These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for the Annuity showing what you would pay cumulatively in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and assuming your investment has a 5% return each year. The examples reflect the fees and charges listed below for the Annuity as described in “Summary of Contract Fees and Charges.”
▪	Insurance Charge
▪	Premium Based Charge
▪	Contingent Deferred Sales Charge (when and if applicable)
▪	Annual Maintenance Fee
▪	Optional benefit fees

The examples also assume the following for the period shown:
▪	You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2015, and those expenses remain the same each year*
▪	For each charge, we deduct the maximum charge rather than the current charge
▪	You make no withdrawals of your Account Value
▪	You make no transfers, or your transactions for which we charge a fee
▪	No tax charge applies
▪	You elected the Spousal Highest Daily Lifetime Income v2.1 (which is the maximum optional benefit charge).

Amounts shown in the examples are rounded to the nearest dollar.

*	Note: Not all Portfolios offered as Sub-accounts may be available depending on optional benefit election.

THE EXAMPLES ARE ILLUSTRATIVE ONLY – THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING PORTFOLIOS. ACTUAL EXPENSES WILL BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

Expense Examples are provided as follows:

If you surrender your Annuity at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,637	$3,704	$5,634	$9,659

If you do not surrender your Annuity, or if you annuitize your Annuity:

1 Year	3 Years	5 Years	10 Years
$1,137	$3,304	$5,334	$9,659

PPRTB2SUP1